EXHIBIT 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT LOAN AGREEMENT

GREENWOOD FINANCIAL, INC.,

A DELAWARE CORPORATION,

AND CERTAIN AFFILIATES

Borrowers

ORLEANS HOMEBUILDERS, INC.,

A DELAWARE CORPORATION

Guarantor

WACHOVIA BANK, NATIONAL ASSOCIATION

Administrative Agent

WACHOVIA CAPITAL MARKETS, LLC

Lead Arranger

BANK OF AMERICA, N.A.

Syndication Agent

SOVEREIGN BANK

Documentation Agent

MANUFACTURERS AND TRADERS TRUST COMPANY

Documentation Agent

NATIONAL CITY BANK

Documentation Agent

WACHOVIA BANK, NATIONAL ASSOCIATION

FIRSTRUST BANK

GUARANTY BANK

CITIZENS BANK OF PENNSYLVANIA

COMMERCE BANK, N.A.

SUNTRUST BANK

REGIONS BANK

FRANKLIN BANK, SSB

COMERICA BANK

COMPASS BANK, an Alabama Banking Corporation

JPMORGAN CHASE BANK, N.A.

LASALLE BANK NATIONAL ASSOCIATION

DEUTSCHE BANK TRUST COMPANY AMERICAS

Lenders

Executed: as of December 21, 2007

FIFTH AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT LOAN AGREEMENT

This Fifth Amendment to Amended and Restated Revolving Credit Loan Agreement (this “Amendment”), executed as of December 21, 2007, but effective as of the Effective Date, by and among GREENWOOD FINANCIAL, INC., a Delaware corporation (“Master Borrower”), each of the other entities identified on Schedule 1.1A that is attached hereto as “Borrowers,” ORLEANS HOMEBUILDERS, INC., as Delaware corporation as guarantor (“Guarantor”), the Lenders who are a party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for the Lenders (“Agent”).

BACKGROUND

A.            Master Borrower, Agent, the Lenders, Guarantor and the Borrowers are parties to an Amended and Restated Revolving Credit Loan Agreement dated as of January 24, 2006, and amended by a First Amendment to Amended and Restated Revolving Credit Loan Agreement dated as of November 1, 2006, a Second Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of February 7, 2007, a Third Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of May 8, 2007, and a Fourth Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of September 6, 2007 (as so amended, the “Agreement”).  All capitalized terms used but not specifically defined herein have the meanings defined in the Agreement.

B.            The parties hereto desire to modify and amend the Agreement in the manner set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Effect of this Amendment.  This Amendment shall become effective (but as of the Effective Date) only upon the execution of this Amendment by the Borrowers, Guarantor, Agent and Requisite Lenders.

2.             Definitions.

2.1           The following terms defined in this Section 2 of this Amendment shall replace, as of the Effective Date, the definitions of such terms that were contained in Section 1.1 of the Agreement:

“Applicable Spread” means the rate per annum determined from time to time in accordance with the following:

(i)	If the relevant Leverage Ratio is:	the Applicable Spread shall be:
	Not greater than 2.00:1	2.500% (250.0 “basis points”)
	Greater than 2.00:1 and not greater than 2.50:1	2.625% (262.5 “basis points”)
	Greater than 2.50:1 and not greater than 3.00:1	2.750% (275.0 “basis points”)

Greater than 3.00:1 and not greater than 3.25:1	3.000% (300.0 “basis points”)
Greater than 3.25:1 and not greater than 3.50:1	3.500% (350.0 “basis points”)
Greater than 3.50:1	4.000% (400.0 “basis points”)

(ii)           The Applicable Spread shall be adjusted quarterly as provided in Section 2.4.2.

“Borrower” means, individually and at any time, Master Borrower, each Person identified on Schedule 1.1A and each Eligible Affiliate which has theretofore qualified as a “Borrower” pursuant to Section 2.1.1.3, together with any Person that is a successor to all or substantially all of the assets and liabilities of any Person that immediately prior to such succession was a Borrower (including, in particular, any liabilities of such Person arising out of this Agreement or any other Loan Document) and which succession was a result of any merger, consolidation, conversion or other reorganization undertaken pursuant to an Internal Reorganization; provided that if any entity that is a successor to any Borrower(s) as a result of an Internal Reorganization was not previously a Borrower, such entity shall promptly execute and deliver to Agent and the Lenders such documents as are required to be executed and delivered by new Borrowers by Section 2.1.1.3.

“Debt Service” means, with respect to a Relevant Accounting Period, (i) interest paid (whether expensed or capitalized) as reported on Guarantor’s Financial Statements (but excluding interest attributable under GAAP to any Option Agreement) plus (ii) required principal payments on any Debt (excluding (a) with, respect to any permitted purchase money mortgage debt, release prices paid upon the conveyance of any Unit, (b) principal payments of Loans, Swing Line Loans and Letter of Credit Advances, and (c) any payments made pursuant to any Option Agreement) plus (iii) mandatory preferred stock dividends minus (iv) interest income.

“Leverage Ratio” means, at any time, the ratio of Guarantor’s Consolidated Total Indebtedness to Guarantor’s Consolidated Adjusted Tangible Net Worth; provided, however, that only for purposes of determining Guarantor’s Leverage Ratio, the amount of Guarantor’s Consolidated Total Indebtedness as of any date shall be reduced by (i) the amount by which (a) the average of the aggregate month-end unrestricted cash, restricted cash due from title companies and Cash Equivalents balances of Borrowers and Guarantor, each on a consolidated basis, during the Fiscal Quarter then-ended exceeds (b) $20,000,000, and (ii) the amount of any Permitted Debt that is attributable to any Option Agreement.

2.2           The following definitions are hereby added to Section 1.1 of the Agreement:

“Inventory Impairments” means the “after-tax” (with the after-tax effect determined in accordance with GAAP) dollar amount of any impairment charges, write-downs, asset write-offs, abandonment charges and deposit forfeitures or write-offs of other pre-acquisition costs and similar amounts and the amortization of intangibles arising pursuant to GAAP, and other similar accruals or expenses, in each case recorded or accrued to or against any asset (including without limitation owned or controlled Land, Units, works in progress, option contracts and/or other similar items) as of a date that is after November 30, 2007 and before April 1, 2008.

“Land Sales Impairments” means the “after tax” (with the after-tax effect determined in accordance with GAAP) dollar amount of losses (including without limitation any loss on sale), impairment charges, write-downs, asset write-offs and other similar impairments, accruals or expenses that are attributable to the settlement of the sale of any Land and/or Units and that are accrued or recorded as of a date that is after November 30, 2007 and on or before March 31, 2008.

“Option Agreement” means an agreement of sale or purchase, option agreement, or any similar agreement executed by a Borrower or Guarantor, or a subsidiary of either, whereby such entity has the right to purchase Land or Units previously owned by a Borrower, Guarantor or a wholly-owned subsidiary of either, or portions thereof (except any such agreement giving rise to any liability recorded or reflected (or which would typically be recorded or reflected) on Guarantor’s balance sheet pursuant to GAAP as “Inventory not owned - Variable Interest Entities”); and provided further that any such agreement shall be deemed to be an “Option Agreement” only if Agent determines, in its sole discretion, that, in the event of any default by such entity under such agreement such entity shall have no material financial obligations and no material liability as a consequence of such entity’s default thereunder (other than the termination of such agreement and/or forfeiture of any deposit made or other amounts paid in connection with such agreement).

2.3           The following is added as the last sentence of the definition of “Consolidated Total Indebtedness” and “Debt”:  “Notwithstanding anything to the contrary in this definition of Consolidated Total Indebtedness and Debt, Consolidated Total Indebtedness and Debt shall not include (i) the amount of any Permitted Debt that is attributable to any Option Agreement, or (ii) any obligation arising out of the sale and/or sale and leaseback of any model Units, provided that (a) each such transaction (or series of transactions) with any purchaser or group of affiliated purchasers shall be with respect to five (5) or fewer model Units in the aggregate, (b) Agent determines, in its sole discretion, that if the Borrower, Guarantor or any wholly-owned subsidiary of either that is party to such transaction defaults thereunder, such entity shall have no material financial obligation and no material liability as a consequence of such default, other than the termination of the transaction, and (c) the maximum aggregate amount that may at any time be excluded from Consolidated Total Indebtedness and Debt pursuant to this clause (ii) shall not exceed $10,000,000.

2.4           The following are added as Clauses (vii) and (viii) of the definition of “Permitted Debt”:

(vii)         Debt for GAAP purposes attributable to Option Agreements, but only to the extent that the original notional principal amount of such Debt does not exceed $35,000,000.

(viii)        Any Debt arising out of any loan from one Borrower to another Borrower or Guarantor or any loan from Guarantor to any Borrower.

2.5           Upon the execution of this Amendment by Borrowers, Guarantor, Agent and Requisite Lenders, this Amendment shall become effective as of December 1, 2007 (the “Effective Date”), except that the Applicable Spread shall be re-calculated and adjusted on and as of December 21, 2007, based upon the Covenant Compliance Certificate dated as of

September 30, 2007, that was previously delivered to Agent (and without adjustment to such Covenant Compliance Certificate on the basis of this Amendment).

3.             Borrowing Base Availability.  Notwithstanding anything to the contrary contained in Section 3.3.2.4 of the Agreement:

3.1           The maximum Borrowing Base Availability attributable to Asset Class (ii), including models, determined on the basis of any Borrowing Base Certificate that is provided in accordance with Section 3.4 shall not exceed (a) 45% of the aggregate Borrowing Base Availability attributable to Asset Classes (i) and (ii) (including model Units) as shown on any such Borrowing Base Certificate dated as of a date that is after November 30, 2007 and is before May 31, 2008; (b) 40% of the aggregate Borrowing Base Availability attributable to Asset Classes (i) and (ii) (including model Units) as shown on any Borrowing Base Certificate dated as of a date that is on or after May 31, 2008 and before August 31, 2008, and (c) 37.5% of the aggregate Borrowing Base Availability attributable to Asset Classes (i) and (ii) (including model Units) as shown on any Borrowing Base Certificate that is dated as of a date that is on or after August 31, 2008.

3.2           The maximum percentage of Borrowing Base Availability attributable to Asset Classes (iii), (iv) and (v), based on Borrowing Base Certificates dated as of a date that is before August 31, 2008, shall (a) be increased to 56% if, as of the date of the relevant Borrowing Base Certificate, the aggregate gross proceeds received from the disposition by Borrowers of model Units, which dispositions were recorded by Borrowers and “closed” after October 31, 2007, are at least $10,000,000; and (b) shall be increased to 57% if, as of the date of the relevant Borrowing Base Certificate, such aggregate gross sales proceeds are at least $20,000,000.

4.             Financial Covenants.  Article VIII of the Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

ARTICLE VIII. FINANCIAL COVENANTS

So long as the Obligations shall remain unpaid or Lenders have any obligation to make Loans or issue Letters of Credit hereunder, Borrowers shall comply with the following covenants.  For purposes of all calculations made for purposes of determining compliance with the financial covenants contained in this Article VIII and the interpretation of any defined terms used in this Article VIII, assets and liabilities associated with (i) any Option Agreement or (ii) option or land bank arrangements of any Borrower or Affiliate of Guarantor that are required to be included in the balance sheet of Guarantor, solely due to Interpretation Number 46, as issued by the Financial Accounting Standards Board in January 2003 (as revised), shall not be included within the calculation performed to determine compliance with the covenants contained in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.7 or 8.8 hereof.  Compliance with the covenants contained in this Article VIII shall, as appropriate, be determined on the combined Financial Statements of Guarantor (which shall include all Borrowers, Guarantor and all consolidated subsidiaries of any Borrower or Guarantor).

8.1           Debt Service Coverage Ratio.  There shall be no required Debt Service Coverage Ratio as of the last day of the Fiscal Quarters ended December 31, 2007, or March 31,

2008.  As of the last day of each of the following Fiscal Quarters the Debt Service Coverage Ratio shall be greater than or equal to the following applicable ratios:

Fiscal Quarters Ended	Minimum Required Ratio

June 30, 2008	0.20:1
September 30, 2008	0.50:1
December 31, 2008	0.65:1
March 31, 2009	0.65:1
June 30, 2009	0.65:1
September 30, 2009	1.00:1

8.2           Consolidated Tangible Net Worth.

8.2.1        Subject to the provisions of Section 8.2.2, Guarantor shall maintain a minimum Consolidated Tangible Net Worth that is equal to an amount that is not less than (i) $192,000,000, plus (ii) an amount equal to fifty percent (50%) of the positive net income of Guarantor earned during each Fiscal Quarter that ends after June 30, 2007 plus (iii) all of the net proceeds of equity securities issued by Guarantor or any of its subsidiaries after June 30, 2007.

8.2.2        The minimum Consolidated Tangible Net Worth required of Guarantor at any time pursuant to Section 8.2.1 shall be reduced by the aggregate of (i) Inventory Impairments, up to a maximum aggregate amount of $35,000,000 and (ii) Land Sales Impairments, up to a maximum aggregate amount of $50,000,000, of which a maximum aggregate amount of not more than $15,000,000 may be attributable to Land Sales Impairments accrued or recorded as of a date that is after December 31, 2007 and on or before March 31, 2008.

8.2.3  Notwithstanding anything to the contrary set forth in Section 8.2.1 or 8.2.2, Guarantor must at all times maintain Consolidated Tangible Net Worth of at least $130,000,000.

8.3           Leverage.

8.3.1        As of the last day of each Fiscal Quarter that ends on or after December 31, 2007, Guarantor’s Leverage Ratio shall not exceed 4.00:1.

8.3.2        As of the last day of each Fiscal Quarter that ends on or after December 31, 2007, Guarantor’s Leverage Ratio, adjusted to exclude the effect of Inventory Impairments and Land Sales Impairments, shall not exceed 3.00:1.

8.4           Investments in Joint Ventures.  The aggregate value of Guarantor’s and Borrowers’ investments in Joint Ventures or in any other entity that is not directly or indirectly wholly-owned by Guarantor shall at no time exceed fifteen (15%) percent of Guarantor’s Consolidated Adjusted Tangible Net Worth.

8.5           Ownership of Land.

On the last day of each Fiscal Quarter that ends on or after June 30, 2007, (i) the aggregate book value of all Approved Land and Raw Land owned by Borrowers, Guarantor or any subsidiary of a Borrower or Guarantor shall not exceed twenty five percent (25%) of Guarantor’s Consolidated Adjusted Tangible Net Worth and (ii) the ratio of (a) the book value of all Land owned by Borrowers, Guarantor or any subsidiary of a Borrower or Guarantor which is not subject to a Qualifying Agreement of Sale and on which no Unit has been constructed or is being constructed to (b) Guarantor’s Consolidated Adjusted Tangible Net Worth shall not exceed the following applicable ratio:

Fiscal Quarter Ending	Applicable Ratio

June 30, 2007	2.10:1
September 30, 2007	2.00:1
December 31, 2007	2.00:1
March 31, 2008	2.00:1
June 30, 2008	1.85:1
September 30, 2008	1.85:1
December 31, 2008	1.85:1
March 31, 2009 and thereafter	1.75:1

8.6           Units in Inventory.  At no time shall the aggregate number of Units (whether completed or under construction) owned by Borrowers, Guarantor or any subsidiary of Guarantor and not subject to a Qualifying Agreement of Sale exceed forty percent (40%) of the total number of Units sold and settled by Borrowers, Guarantor and all subsidiaries of Guarantor during the immediately preceding four (4) Fiscal Quarters.

8.7           Cash Flow From Operations.  If as of the last day of any Fiscal Quarter that ends on or after December 31, 2007, the Debt Service Coverage Ratio is less than 1.25:1, the Cash Flow Coverage Ratio as of such day shall be greater than or equal to 1.50:1; provided, however, that if such Cash Flow Coverage Ratio is less than 1.50:1, such shall not be deemed to be a breach of the covenant contained in this Section 8.7 if (a) such Cash Flow Coverage Ratio is at least 1.00:1 and (b) the Cash Flow Coverage Ratio as of the last day of each of the three (3) immediately preceding Fiscal Quarters ending on or after December 31, 2007 was at least 1.50:1; provided further, however, that if the Cash Flow Coverage Ratio as of the last day of a Fiscal Quarter ending on December 31, 2007, March 31, 2008, or June 30, 2008 is greater than 1.00:1 but less than 1.50:1 and the covenant contained in the preceding clause (b) is not satisfied, such shall not be a default hereunder unless the Cash Flow Coverage Ratio as of the last day of any of the other of the Fiscal Quarters ending on December 31, 2007, March 31, 2008, June 30, 2008, and September 30, 2008 also is less than 1.50:1.

8.8           Liquidity.  Each Borrowing Base Certificate delivered to Agent as of a date after November 30, 2007, shall include a statement of the then-current aggregate amounts Borrowers’ and Guarantor’s cash (including without limitation restricted cash due from title companies) and Cash Equivalents, each on a consolidated basis, as of the reporting date.  The aggregate of Borrowers’ and Guarantor’s cash and Cash Equivalents, each on a consolidated basis, as of the reporting date of each Borrowing Base Certificate dated as of a date before August 31, 2008 shall not be less than $10,000,000, and shall be not less than $15,000,000 thereafter.  The Liquidity as of the reporting date of each Borrowing Base Certificate dated as of a date before August 31, 2008 shall not be less than $15,000,000, and shall be not less than $20,000,000 thereafter.

8.9           Reports Regarding Financial Covenants.  Within fifty (50) days following the end of each of the first three Fiscal Quarters of each fiscal year, and within eighty (80) days after the end of each fourth Fiscal Quarter of each fiscal year (or within five (5) Business Days after Guarantor files its Annual Report on Form 10-K for such Fiscal Year, if earlier), Borrowers shall submit to Agent a Covenant Compliance Certificate, in the form attached hereto as Exhibit 8.7 and executed by the chief financial officer of Guarantor, confirming that the Borrower is in compliance with the financial covenants of this Article VIII as of the dates provided herein for compliance.

5.             Internal Reorganization.

5.1           Section 6.5 of the Loan Agreement is hereby deleted and the following inserted in its place:  “Each Borrower (except for a Borrower that ceases to maintain its existence solely as a result of an Internal Reorganization) shall, and shall cause Guarantor to, preserve and maintain its existence and good standing in the jurisdiction of its formation, and qualify and remain qualified as a foreign entity in each jurisdiction in which such qualification is required.

5.2           Section 7.3.1 of the Loan Agreement is hereby amended to provide that an Internal Reorganization shall not be subject to the provisions thereof.  For purposes of the Agreement, “Internal Reorganization” means (i) any reorganization (a) between or among any Borrower or Borrowers and Guarantor or (b) between or among any Borrower and one or more other Borrowers or (c) any combination thereof, by way of liquidations, mergers, consolidations, conveyances, assignments, sales, transfers and other dispositions of all or substantially all of the assets of a Borrower (whether in one transaction or in a series of transactions) or (b) any conversion from one form of entity to another (e.g., conversion from a corporation to a limited liability company); provided that (a) the Guarantor shall preserve and maintain its status as a validly existing corporation, and (b) all assets, liabilities, obligations and guarantees of any Borrower party to such reorganization will continue to be held by such Borrower or be assumed by another Borrower or Guarantor.

5.3           Section 7.3.2 of the Loan Agreement is hereby deleted and the following inserted in its place:  “Sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person or permit Guarantor to do any of the foregoing, except (a) for (i) the sale or other disposition of Land, Lots and/or Units in the ordinary course of business; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business; and (3) the sale and/or sale and leaseback of model Units; and (b) sales, leases, assignments or other dispositions made solely pursuant to an Internal Reorganization.

5.4           Section 9.4 of the Loan Agreement is hereby deleted and the following inserted in its place:  “The dissolution or reorganization of Borrower, other than a dissolution or reorganization of a Borrower solely as a result of an Internal Reorganization.”

6.             No Defense.  Each of the Borrowers and Guarantor hereby (i) ratifies and affirms their respective obligations and liabilities under the Loan Documents to which they are a party and (ii) represents to, and agrees with, Agent and Lenders that on the Effective Date it has no defense, set-off or counterclaim to or against any of such liabilities or obligations.

7.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

8.             Entire Agreement.  The Agreement (as amended by this Amendment) and the other Loan Documents contain the entire agreement and understanding among Borrowers, Guarantor, Lenders and Agent regarding the Facility.  All prior negotiations and discussions between or among any of the parties hereto regarding the Facility and the terms and conditions thereof are superseded by the Agreement (as amended by this Amendment) and the other Loan Documents.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal the day and year set forth above.

Master Borrower:	Greenwood Financial, Inc., a Delaware corporation

	By:	LAWRENCE J. DUGAN
Lawrence J. Dugan
Vice President

Corporate Borrowers:	Masterpiece Homes, Inc.
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	LAWRENCE J. DUGAN
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

Limited Liability Company
Borrowers:
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC (f/k/a Orleans at King Ranch, LLC)
Orleans DK, LLC
Parker Lancaster, Tidewater, LLC
Wheatley Meadows Associates, LLC

	By:	LAWRENCE J. DUGAN
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

Limited Partnership
Borrowers:
Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
	By:	OHI PA GP, LLC, sole General Partner

		By:	LAWRENCE J. DUGAN
Lawrence J. Dugan
Vice President

Orleans RHIL, LP
Realen Homes, L.P.
	By:		RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

			By:	GARRY P. HERDLER
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

Guarantor:		Orleans Homebuilders, Inc., a Delaware corporation

By:		GARRY P. HERDLER
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

Agent:		Wachovia Bank, National Association

By:		JEFFREY D. WALLACE
Jeffrey D. Wallace
Senior Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

WACHOVIA BANK,
NATIONAL ASSOCIATION

By:	JEFFREY D. WALLACE
Jeffrey D. Wallace, Senior Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

BANK OF AMERICA, N.A.

By:	SEAN FINNEGAN
Name: Sean Finnegan
Title: Sr. Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

SOVEREIGN BANK

By:	ERNEST J. KOCIBAN
	Name:	Ernest J. Kociban
	Title:	Senior Vice-President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	BERNARD T. SHIELDS
	Name:	Bernard T. Shields
	Title:	Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER , 2007:

NATIONAL CITY BANK

By:
Name:
Title:

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

FIRSTRUST BANK

By:	GARY S. KINN
Name: Gary S. Kinn
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

GUARANTY BANK

By:	LINDA GARCIA
Name: Linda Garcia
Title: SVP

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

CITIZENS BANK OF PENNSYLVANIA

By:	BRUCE G. SHEARER
	Name:	Bruce G. Shearer
	Title:	Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

COMMERCE BANK, N.A.

By:	JOSEPH L. RAGO
Name: Joseph L. Rago
Title: Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER , 2007:

SUNTRUST BANK

By:
Name:
Title:

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

REGIONS BANK, successor by merger to
Amsouth Bank

By:	DANIEL McCLURKIN
Name: Daniel McClurkin
Title: Assistant Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER , 2007:

FRANKLIN BANK, SSB

By:
Virgil J. Haplea, Senior Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

COMERICA BANK

By:	ADAM SHEETS
Name: Adam Sheets
Title: Assistant Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

COMPASS BANK, an Alabama Banking
Corporation

By:	JOHANNA DUKE PALEY
Name: Johanna Duke Paley
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER , 2007:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

LaSALLE BANK, NATIONAL ASSOCIATION

By:	SEAN FINNEGAN
Name: Sean Finnegan
Title: Sr. Vice President

LENDER SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF DECEMBER 21, 2007:

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	DUSAN LAZAROV	SILVIA L. SPEAR
	Name: Dusan Lazarov	Silvia L. Spear
	Title: Vice President	Managing Director

Schedule 1.1A  -  Schedule of Borrowers

Master:	Greenwood Financial, Inc.

Corporate:
Masterpiece Homes, Inc.
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

Limited Liability Companies:
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)

(Schedule of Borrowers continued on the following page)

Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC (f/k/a Orleans at King Ranch, LLC)
Orleans DK, LLC
Parker Lancaster, Tidewater, LLC
Wheatley Meadows Associates, LLC

Limited Partnerships:
Brookshire Estates, L.P.(f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans RHIL, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Realen Homes, L.P.
Stock Grange, LP